UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CARA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48429-P09692 CARA THERAPEUTICS, INC. 400 ATLANTIC STREET SUITE 500 STAMFORD, CT 06901 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the virtual meeting, go to: www.ProxyVote.com. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. CARA THERAPEUTICS, INC. 2024 Annual Meeting Vote in advance by June 3, 2024 11:59 PM ET You invested in CARA THERAPEUTICS, INC. and it’s time to vote! Stockholders of record as of the close of business on April 8, 2024 have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2024. Vote Virtually at the Meeting* June 4, 2024 12:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/CARA2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V48430-P09692 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the Board of Directors’ two nominees for director to serve until the Company’s 2027 Annual Meeting and until their successors are duly elected and qualified. Nominees: For 01) Susan Shiff, Ph.D. 02) Helen M. Boudreau 2. Approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For 3. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. For 5. Approval of a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-four (1:4) to one-for-twelve (1:12), inclusive, and a corresponding proportionate reduction in the total number of authorized shares of the Company’s common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to the date of the 2025 Annual Meeting of Stockholders. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof. You may attend and vote during the Annual Meeting via the Internet. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.